UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __ )
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Vote Your Shares
We are committed to keeping you informed of our progress in combining the Van Kampen, Morgan Stanley retail asset management, and Invesco product lines.

In October, Van Kampen and Morgan Stanley retail asset management announced that it had agreed to join forces with Invesco, one of the world’s premier investment management firms. We believe the powerful combination of Van Kampen Investments, Morgan Stanley Investment Management’s retail asset-management business, and Invesco will bring together the best of each organization to provide meaningful solutions to clients.
After careful consideration, the Boards of Trustees/Directors of approximately 90 Van Kampen and Morgan Stanley open-end funds approved a series of merger proposals that are subject to shareholder approval at a series of special meetings scheduled to occur on or about May 11, 2010.
Therefore, you should have received proxy statements outlining the proposals in the mail. You will be asked to consider the proposals approved by the Boards. We encourage you to exercise the proxy and vote your shares. As such, in support of this initiative, Computershare Fund Services may contact you by telephone and encourage you to vote your shares. You may also vote your shares online or by mail. Please refer to your proxy materials for voting instructions.
Please consider the investment objectives, risks, charges and expenses of the fund(s) carefully before investing. The prospectus and, if available, the summary prospectus contain this and other information about the fund(s). To obtain a prospectus or a summary prospectus, contact your financial advisor or download and/or order one at vankampen.com or morganstanley.com/im, as applicable. Please read the prospectus and/or summary prospectus carefully before investing.

Morgan Stanley Distributors Inc. is the distributor for the Morgan Stanley funds. Van Kampen Funds Inc. is the distributor for the Van Kampen funds.	Morgan Stanley
Investment Management
Copyright © 2010. All rights reserved.
IU10-01144P-T03/10 6230344_VKR_0210
00072774

Morgan Stanley Investment Management
Morgan Stanley, Van Kampen
Proxy Campaign Educational FAQ

(Excludes closed-end funds and certain Van Kampen funds)[1]	March 2010
Important information to help you understand-and vote-on the proposal
Recently, we mailed to you a Joint Proxy Statement/Prospectus, which contains additional information about the proposal. Please be sure to read all of the materials and keep them for future reference. Because your vote is important, we are providing you with this overview of the proposal for which your vote is requested.
Questions and Answers
Q. What am I being asked to vote upon?
A. You are being asked to approve the transitioning of the Morgan Stanley and Van Kampen Funds, of which you own shares, to a new fund family. Specifically, as a shareholder of one or more Morgan Stanley or Van Kampen Funds identified on the Notice of Joint Special Meetings of Shareholder (each, an “MS Fund” or “VK Fund” and, collectively, the “Funds”), you are being asked to consider and approve an Agreement and Plan of Reorganization (“Agreement”) under which the assets and liabilities of your Funds will be transferred to a new fund on the Invesco mutual fund platform with substantially the same investment objectives, principal investment strategies and risks as the corresponding Funds (each, an “Acquiring Fund”). A table showing each MS and VK Fund and its corresponding Acquiring Fund is included on Exhibit A of the Joint Proxy Statement/Prospectus. If shareholders of an MS or VK Fund approve the Agreement, the Funds’ shareholders will receive shares of the Acquiring Fund in exchange for their shares of the MS or VK Fund, and the MS or VK Fund will be liquidated and dissolved.
Q. Why are the Reorganizations being proposed?
A. On October 19, 2009, Morgan Stanley entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd.(“Invesco”), a leading independent global investment management company (the “Transaction”). In connection with the Transaction, the Board of Directors/Trustees of each MS and VK Fund (the “Boards”) have approved that the Funds be transitioned to the Invesco mutual fund platform by transferring the assets and liabilities of each MS or VK Fund to a newly formed Acquiring Fund with substantially the same investment objectives, principal investment strategies and risks as the corresponding MS or VK Fund. Currently, Invesco’s operating platform includes the AIM Family of Funds2,3 (the “AIM Funds”), which are managed by a subsidiary of Invesco.

[1]	Excludes closed-end funds, the Van Kampen Retirement Strategy funds, the Van Kampen Money Market funds, and the Van Kampen Core Growth, Equity Growth and Global Growth funds.

[2]	The AIM Funds are distributed by Invesco Aim Distributors, Inc., which is Invesco Ltd.’s U.S. distributor for retail mutual funds, exchange-traded funds and institutional money market funds.

[3]	On or about April 30, 2010, Invesco Aim Distributors, Inc. will become Invesco Distributors, Inc., Invesco Aim Investment Services, Inc. will become Invesco Investment Services, Inc., and AIM funds will become Invesco funds.
NOT FDIC INSURED | OFFER NO BANK GUARANTEE | MAY LOSE VALUE | NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY | NOT A DEPOSIT

Combining the MS and VK Funds and the AIM Funds onto a single operating platform will create a larger fund family that will offer a broader range of equity, fixed-income, alternative and other investment options. The combination also presents the opportunity to achieve asset growth through combined distribution networks, to achieve economies of scale, and to operate with greater efficiency and lower overall costs. Many of the Acquiring Funds will be managed by the same portfolio mangers as the corresponding MS and VK Funds.
The Boards have determined that the transition of the MS and VK Funds to the Invesco mutual fund platform is an effective means to combine the MS and VK Funds and the AIM Funds, which will result in benefits to shareholders.
Q. What effect will the Reorganization have on me as a shareholder of an MS or VK Fund?
A. Immediately after the Reorganization, you will own shares of an Acquiring Fund that are equal in value to the shares of the MS or VK Fund that you held immediately prior to the closing of the Reorganization. In connection with the closing of the Reorganization, and without further notice, the outstanding shares of the MS or VK Fund will be redeemed and cancelled as permitted by its charter and applicable law. As an Acquiring Fund shareholder, you will have access to an array of Invesco’s investment options, which upon completion of the Reorganizations, will include more than 195 mutual funds managed by Invesco and its affiliates. In addition, you will have full access to Invesco’s shareholder and transfer agency servicing platforms, which provide customer assistance through the internet, by telephone and by mail. The Acquiring Funds use different service providers than the MS and VK Funds and, as a result, certain investor services and investment privileges will be different. These differences are described in the Joint Proxy Statement/ Prospectus.
Q. Are there any significant differences between the investment objectives and principal investment strategies of each MS or VK Fund and its corresponding Acquiring Fund?
A. No. Each Acquiring Fund has substantially the same investment objectives, principal investment strategies and risks as its corresponding MS or VK Fund. However, the investment objectives of each Acquiring Fund can be changed by the Board of Trustees of the Acquiring Fund, whereas the investment objectives of certain MS and VK Funds can be changed only with shareholder approval. A description of this change can be found under the “Comparison of Investment Objectives and Principal Investment Strategies” section of the Joint Proxy Statement/Prospectus.
Q. Will the portfolio managers of the MS and VK Funds continue to manage the corresponding Acquiring Funds?
A. The portfolio managers of many of the Acquiring Funds will be the same as their corresponding MS or VK Funds. Information about the portfolio managers for each Acquiring Fund that will not have the same portfolio managers as its corresponding MS or VK Fund is included in the “Comparison of Portfolio Managers” section of the Joint Proxy Statement/Prospectus.
Q. Are there any significant differences in the advisory fee or total annual fund operating expenses of the MS and VK Funds and Acquiring Funds?
A. No. The advisory fee of each MS or VK Fund and its corresponding Acquiring Fund are the same. In addition, Invesco Advisers, Inc., the investment adviser to the Acquiring Funds, has agreed to waive its advisory fee and/ or reimburse fund expenses of each Acquiring Fund through at least June 30, 2012 so that each Acquiring Fund’s total annual fund operating expenses will be no greater than the total annual fund operating expenses of the corresponding MS or VK Fund. Without this waiver arrangement, the total annual fund operating expenses of an Acquiring fund may be lower than, the same as, or higher than the total annual fund operating expenses of the corresponding MS or VK Fund. The expense limitation arrangement and a comparison of the expenses of the Funds are described in the “Comparison of Fees and Expenses” section of the Joint Proxy Statement/ Prospectus.
Q. Will there be any sales load, commission or other transactional fees in connection with the Reorganization?
A. No. The total value of the shares of the MS or VK Fund that you own will be exchanged for shares of the corresponding Acquiring Fund without the imposition of any sales load, commission or other transactional fees.
Q. Will any MS or VK Fund or Acquiring Fund pay the costs of this proxy solicitation or any additional costs in connection with the proposed Reorganization?
A. No. None of the MS or VK Funds or Acquiring Funds will bear these costs. Invesco and Morgan Stanley or their respective affiliates will bear all expenses arising in connection with the Reorganizations.
Q. What are the expected federal income tax consequences of the Reorganizations?
A. Each Reorganization is designed to qualify as a tax-free reorganization for federal income tax purposes and the MS and VK Funds will receive a legal opinion to that effect. Thus, while there can be no guarantee that the U.S.

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Internal Revenue Service will adopt a similar position, it is expected that shareholders will have no federal income tax consequences as a result of the Reorganizations. Shareholders should consult their tax adviser about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in the Joint Proxy Statement/Prospectus relates to the federal income tax consequences of the Reorganization only.
Q. Have the Boards’ Directors/Trustees of the MS and VK Funds considered the Reorganizations, and how do they recommend that I vote?
A. The Directors/Trustees of the MS and VK Funds, including the Directors/Trustees who are not “interested persons” [as defined in the Investment Company Act of 1940 as amended (“1940 Act”)] of the MS and VK Funds, have carefully considered the Reorganizations and unanimously recommend that you vote “FOR” the Reorganizations. A summary of the considerations of the Directors/Trustees in making this recommendation is provided in the “Board Considerations” section of the Joint Proxy Statement/ Prospectus.
Q. What is the anticipated timing of the Reorganizations?
A. A joint special meeting of shareholders of the MS and VK Funds will be held on May 11, 2010 (the “Meeting”). If shareholders of an MS or VK Fund approve the Reorganization, it is anticipated that such Reorganization will occur in the second quarter of 2010, simultaneous with the closing of the Transaction.
Q. What will happen if shareholders of an MS or VK Fund do not approve the Reorganization into the corresponding Invesco shell funds?
A. If the shareholders of an MS or VK Fund do not approve the Reorganization, the Boards will consider other possible courses of action for such funds. While the consummation of any particular Reorganization is not conditioned upon the consummation of any other Reorganization, the Reorganizations may not close unless certain conditions are met, including that shareholders representing a minimum amount of assets of Morgan Stanley’s retail asset management business (including the MS and VK Funds) agree to transfer to Invesco by a certain date. If such conditions are not met, none of the Reorganizations will be consummated, even if shareholders of an MS or VK Fund approved the Reorganization, and the MS and VK Funds will not be combined with the AIM Funds. If this occurs, the Boards will consider what action, if any, each MS or VK Fund will take. The “Terms of the Reorganization” section of the Joint Proxy Statement/Prospectus generally describes the conditions to closing of the Reorganizations.
Q. What if I do not wish to participate in the Reorganization?
A. If you do not wish to have your shares of an MS or VK Fund exchanged for shares of the corresponding Acquiring Fund as part of the Reorganization that is approved by shareholders, you may redeem your shares prior to the consummation of the Reorganization. If you redeem your shares, you will incur any applicable deferred sales charge or redemption fee and if you hold shares in a taxable account, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.
Q. Why are you sending me the Joint Proxy Statement/ Prospectus?
A. You are receiving the Joint Proxy Statement/Prospectus because you owned shares in one or more MS or VK Funds on February 11, 2010 (the “Record Date”) and have the right to vote on the very important proposal described therein concerning your MS or VK Fund. The Joint Proxy Statement/ Prospectus contains information that shareholders of the MS and VK Funds should know before voting on the proposed Reorganizations. The document is both a proxy statement of the MS or VK Funds and also a prospectus for the corresponding Acquiring Funds.
Q. What is the required vote to approve the reorganization of an MS Fund?
A. For each MS Fund, shareholder approval of a Reorganization requires the affirmative vote of the lesser of (i) 67% or more of the shares present at the Meeting, if the holders of 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund.
Q. What is the required vote to approve the reorganization of a VK Fund?
A. For each VK Fund except those noted below, the proposal requires the approval of a majority of the outstanding shares of the applicable VK Fund. For the Van Kampen American Value Fund, Van Kampen Emerging Markets Fund, Van Kampen Global Equity Allocation Fund and Van Kampen Global Franchise Fund, shareholder approval of a Reorganization requires the affirmative vote of the lesser of (i) 67% or more of the shares present at the Meeting, if the holders of 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund.

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Q. How do I vote my shares?
A. For your convenience, there are several ways you can vote:
•	In Person: If you attend the Meeting, were the record owner of your shares on the Record Date, and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares were held in the name of your broker, bank or other nominee, you are required to bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

•	By Proxy: Whether or not you plan to attend the Meeting, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Meeting and vote. If you properly fill in and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares FOR the Reorganization, as recommended by the Boards. Your proxy will have the authority to vote and act on your behalf at any adjournment of the Meeting.

If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the MS or VK Funds in writing to the address of the MS or VK Funds set forth on the cover page of the Joint Proxy Statement/Prospectus before the Meeting that you have revoked your proxy. In addition, although merely attending the Meeting will not revoke your proxy, if you are present at the Meeting you may withdraw your proxy and vote in person.

•	By Telephone or the Internet: You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying the Joint Proxy Statement/Prospectus.
Q. Who should I call for additional information about the Reorganizations or the Joint Proxy Statement/ Prospectus?
A. If you need any assistance, or have any questions regarding the Reorganizations or how to vote your shares, please see the contact information listed below.
Copies of all of these documents are available upon request without charge by visiting, writing to or calling:

Van Kampen Funds	Morgan Stanley Funds
National Account Management contact: 800-225-2222	Financial Advisors contact:
VA and DC Home Office contact:	Morgan Stanley Fund Sales 888-880-MSIM (6746)
Your relationship manager	Morgan Stanley Wealth Advisory Group 800-409-5412
Financial Advisors contact:
National Broker/Dealer Division 800-826-5267	Shareholders contact:
Financial Institutions Division 800-852-2656	Your financial advisors or call us at 800-869-NEWS (6397).
Financial Advisors Division 800-421-7571
Defined Contribution Division 630-684-6136
Shareholders contact:
Your financial advisors or call us at 800-231-2808

For VK Fund Documents:	For MS Fund Documents:
VAN KAMPEN FUNDS	MORGAN STANLEY FUNDS
522 Fifth Avenue	522 Fifth Avenue
New York, New York 10036	New York, New York 10036
(800) 231-2808	(800) 869-NEWS

For Acquiring Fund Documents:
AIM FUNDS
11 Greenway Plaza, Suite 100
Houston, Texas 77046
(800) 959-4246

Risk Considerations: There is no assurance that a mutual fund will achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of an investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the fund. Van Kampen Funds Inc. is the distributor for the Van Kampen funds and the Van Kampen Life Investment Trust. Morgan Stanley Distributors Inc. is the distributor for the Morgan Stanley Investment Advisor Funds, Select Dimensions Investment Series and Variable Investment Series are distributed by Morgan Stanley Distributors Inc. Morgan Stanley Distribution, Inc. is the distributor for Morgan Stanley Institutional Funds Inc., Morgan Stanley Institutional Fund Trust and Universal Institutional Funds. Invesco Distributors, Inc. is Invesco Ltd.’s U.S. distributor for retail mutual funds, exchange-traded funds and institutional money market funds.
Please consider the investment objectives, risks, charges and expenses of the funds carefully before investing. The prospectus contains this and other information about the funds. To obtain a prospectus, contact your financial professional or download one at vankampen.com or morganstanley.com/im. Please read the prospectus carefully before investing.
IU10-00645P-T02/10
6224560_VKR0210

Morgan Stanley Investment Management

Morgan Stanley Investment Management

InFocus	March 3, 2010
Important News About Your Van Kampen and Morgan Stanley Funds
In October, Van Kampen and Morgan Stanley retail asset management announced they had agreed to join forces with Invesco, one of the world’s premier investment-management firms. We believe the powerful combination of Van Kampen Investments, Morgan Stanley Investment Management’s retail asset-management business, and Invesco will bring together the best of each organization to provide meaningful solutions to clients.
This edition of In Focus is part of a series of communications we will issue in an effort to keep you informed of our progress in combining the Van Kampen, Morgan Stanley retail asset management, and Invesco product lines.
After careful consideration, the Boards of Trustees/Directors of approximately 90 Van Kampen and Morgan Stanley funds approved a series of merger proposals and proposed updates to certain investment advisory and sub-advisory agreements. The merger proposals are subject to shareholder approval at a series of special meetings scheduled to occur on May 11, 2010, as noted.
Therefore, proxy statements outlining the proposals began mailing to all shareholders in February 2010.
Shareholders are being asked to consider the proposals approved by the Boards. Among the proposals under consideration are plans to:
•	Merge nearly 50 Van Kampen funds into corresponding Invesco Van Kampen shell funds.[1,2]

[1]	The shell funds were created by Invesco for the purpose of acquiring the Van Kampen and Morgan Stanley retail funds. The proposed merger of the Van Kampen and Morgan Stanley funds into their corresponding shell funds is subject to shareholder approval.

[2]	The AIM Funds are distributed by Invesco Aim Distributors, Inc., which is Invesco Ltd’s U.S. distributor for retail mutual funds, exchange-traded funds and institutional money market funds. Effective April 30, 2010, Invesco Aim Distributors, Inc. will become Invesco Distributors, Inc., Invesco Aim Investment Services, Inc. will become Invesco Investment Services, Inc., and AIM funds will become Invesco funds.
NOT FDIC INSURED | OFFER NO BANK GUARANTEE | MAY LOSE VALUE | NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY | NOT A DEPOSIT

•	Merge nearly 40 Morgan Stanley retail funds into corresponding Invesco shell funds.[1,2]

•	Merge the Van Kampen Retirement Strategy Funds into the AIM Balanced-RiskRetirement Funds.[2]

•	Merge two Van Kampen money market funds into two AIM money market funds.[2]
An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of an investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the fund.
Proxy Solicitation Process
We encourage shareholders to exercise their proxy and vote their shares. In support of this initiative, Computershare Fund Services may contact shareholders of the affected Van Kampen and Morgan Stanley funds by telephone and encourage them to vote their shares.
As with all of our proxy solicitation campaigns, we direct Computershare to prioritize calls by the number of shares owned—those shareholders with the greatest number of shares will be contacted first.
For those funds that are unable to attain quorum and, therefore, unable to secure the necessary votes, we may adjourn the meeting and announce a new meeting date. Please note: Funds that have adjourned will continue to be part of the proxy solicitation campaign; the process does not end until a quorum has been met and the necessary votes have been received. Therefore, shareholders may be contacted again in an effort to reach the necessary vote requirement.
Important Dates3

February 19– March 10	Proxies begin mailing to shareholders

March 1	Computershare Fund Services begins calling shareholders

May 11	Shareholder meetings for most other Van Kampen and Morgan Stanley open-end funds

[1]	The shell funds were created by Invesco for the purpose of acquiring the Van Kampen and Morgan Stanley retail funds. The proposed merger of the Van Kampen and Morgan Stanley funds into their corresponding shell funds is subject to shareholder approval.

[2]	The AIM Funds are distributed by Invesco Aim Distributors, Inc., which is Invesco Ltd’s U.S. distributor for retail mutual funds, exchange-traded funds and institutional money market funds. Effective April 30, 2010, Invesco Aim Distributors, Inc. will become Invesco Distributors, Inc., Invesco Aim Investment Services, Inc. will become Invesco Investment Services, Inc., and AIM funds will become Invesco funds.

[3]	Dates are subject to change.

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Commonly Asked Questions
Section I: General Questions – Shell Fund Mergers (VK & MS)
For each of nearly 90 open-end Van Kampen and Morgan Stanley funds, Invesco has created a corresponding shell fund. Should shareholders approve the merger of a Van Kampen or Morgan Stanley fund’s assets into the corresponding Invesco shell fund, the merger of assets is expected to occur in mid-2010.
This section addresses questions related to these proposed “shell fund” mergers. Please refer to Section II for information pertaining to other merger proposals.
1. Why have you proposed these fund mergers?
These merger proposals represent the first step in integrating the Van Kampen, Morgan Stanley retail asset management, and Invesco fund families. Should shareholders approve the merger proposals, assets and liabilities from each applicable Van Kampen and/or Morgan Stanley fund will be acquired by a corresponding AIM Fund. (The AIM Funds are distributed by Invesco Aim Distributors, Inc., which is Invesco Ltd.’s U.S. distributor for retail mutual funds, exchange-traded funds and institutional money market funds.)
2. Will the funds’ investment objectives/strategies change?
It is anticipated the affected Van Kampen and Morgan Stanley funds will continue to be managed in a manner consistent with each fund’s stated investment objective and strategy.
3. Assuming shareholders approve the mergers, who will manage the funds?
Should shareholders approve the fund mergers:
•	61 of the funds/portfolios are expected to continue to be managed by their current Van Kampen or Morgan Stanley investment teams—teams that will move to Invesco, post-merger.

•	5 funds are expected to be managed by investment teams composed of Van Kampen or Morgan Stanley managers and Invesco managers.

•	26 funds/portfolios are expected to be managed by existing Invesco investment teams.
For a list of funds and management teams, please refer to your proxy materials.
4. What effect will the proposed fund mergers into the Invesco shell funds have on me as a shareholder of a Van Kampen and/or Morgan Stanley Fund?
Immediately after the merger of assets, you will own shares of a shell fund that are equal in value to the shares of the Van Kampen or Morgan Stanley Fund that you held immediately prior to the merger. In connection with the closing of the merger, as a shell fund shareholder you will have access to an array of Invesco’s investment options, which upon completion of the fund mergers, will include more than 195 mutual funds managed by Invesco and its affiliates. In addition, you will have full access to Invesco’s shareholder and transfer agency servicing platforms, which provide customer assistance through the Internet, by telephone and by mail. The shell fund use different service providers than your current Van Kampen and Morgan Stanley Funds and, as a result, certain investor services and investment privileges will be different. For more information, please refer to your proxy materials.
5. If the mergers are approved, are there any tax implications for shareholders?
In general, the merger of assets into corresponding shell funds is intended to qualify as a reorganization under applicable tax law. Therefore, we anticipate shareholders of record on the merger date will not incur a tax liability as a result of the transaction. However, shareholders who initiate a sale or exchange of their shares before or after the merger may trigger a taxable event. Shareholders are encouraged to consult their tax advisors regarding their individual situations.
Please note: The tax situation for certain funds may vary.
Please refer to Section II for additional fund-specific discussions.
6. What if I do not wish to participate in the Reorganization?
If you do not wish to have your shares of a Van Kampen or Morgan Stanley Fund exchanged for shares of the corresponding Acquiring Fund as part of a Reorganization that is approved by shareholders, you may redeem your shares prior to the consummation of the Reorganization. If you redeem your shares, you will incur any applicable deferred sales charge or redemption fee and if you hold shares in a taxable account, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

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7. Will the Van Kampen and Morgan Stanley funds be renamed, post-merger?
Assuming shareholder approval is obtained, the funds will be merged into the applicable Invesco shell fund and assume the name of that fund. Please refer to the table below for examples of the new naming convention.

Name Post-
Name Current	Transaction Close
Van Kampen Equity and Income Fund	Invesco Van Kampen Equity and Income Fund

Van Kampen LIT Comstock Portfolio	Invesco Van Kampen V.I. Comstock Fund

Van Kampen UIF Equity and Income Portfolio	Invesco Van Kampen V.I. Equity and Income Fund

Morgan Stanley Dividend Growth Securities Inc.	Invesco Dividend Growth Securities Fund

Morgan Stanley Select Dimensions Dividend Growth Portfolio Fund	Invesco V.I. Select Dimensions Dividend Growth

Morgan Stanley Variable Investment Series Dividend Growth Portfolio	Invesco V.I. Dividend Growth Fund
For a more complete list of fund names, please refer to your proxy materials or visit vankampen.com/proxy and morganstanley.com/im, as applicable.
8. If the mergers are approved, will the funds’ symbols and cusips change?
Assuming shareholder approval, the symbols for most funds will not change; however, the funds’ cusips will change post-merger.
9. When will the Van Kampen and Morgan Stanley funds merge into their corresponding Invesco shell funds?
The merger of assets is subject to shareholder approval at a series of shareholder meetings, which are scheduled to occur on April 16, May 10 or May 11, 2010, as noted. Assuming shareholder approval is obtained, we anticipate the merger of assets will occur in mid-2010.
10. How are you communicating these proposed changes?
In addition to the fund supplements issued in January 2010, we began mailing proxy materials to shareholders in February 2010. In the coming days, Computershare Fund Services, working on behalf of the funds, may contact shareholders by phone and encourage them to vote their shares during the shareholder meetings.
11. What steps must I take?
All votes matter. As such, we encourage you to vote your full shares. You can vote online, by phone or by mail. Specific voting instructions—including Web addresses and phone numbers—can be found on your proxy card. If you choose to return your proxy card by mail, please be sure to indicate your vote and sign your card. Please refer to your proxy materials for additional information.
Section II: Fund-Specific Questions (VK & MS)
Van Kampen Retirement Strategy Funds
Shareholders of the Van Kampen Retirement Strategy Funds have been asked to consider a plan to merge the funds into the AIM Balanced-Risk Retirement Funds. Please refer to the list of Commonly Asked Questions below for more information.
1. Why are the Van Kampen Retirement Strategy Funds merging into the AIM Balanced-Risk Retirement Funds?
In connection with the combination of the Van Kampen, Morgan Stanley and Invesco organizations, the Board of Trustees of the Van Kampen Retirement Strategy Funds approved a plan—at the recommendation of fund management—to transition the funds to the Invesco mutual fund platform by transferring the assets and liabilities of each fund to an existing AIM Balanced-Risk Retirement Fund, each a target-date retirement fund. (Currently, Invesco’s operating platform includes the AIM Funds, which are managed by a subsidiary of Invesco.)
2. Who will manage the funds before and after the merger?
The Retirement Strategy Funds are expected to continue to be managed by Van Kampen’s Global Asset Allocation team throughout the transition. Assuming shareholder approval, and once the merger of assets has been completed, it is anticipated that Invesco Advisers Inc., a subsidiary of Invesco, will manage the combined funds.
3. What is the team’s investment philosophy/approach to constructing strategic asset allocations?
The AIM Balanced-Risk Retirement Funds are designed to protect against the loss of capital, inflation risk and longevity risk, which is the risk that an investor might outlive their retirement savings. For more details on the

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process, please visit www.invescoaim.com, or refer to the AIM Balanced-Risk Retirement Funds’ prospectus. You may also find additional information in your proxy materials.
4. If the Retirement Strategy Funds’ mergers are approved, are there any tax implications for shareholders?
We anticipate this transaction will be a taxable event for fund shareholders. While the Van Kampen and AIM Funds are target-date funds, their objectives and strategies are different. As a result, the portfolio management team of the Van Kampen funds will need to sell all of the assets of the Van Kampen funds and the proceeds of that sale will be used by the AIM funds to purchase investments in accordance with their investment objectives and strategies at the completion of the mergers. Accordingly, there is a possibility that the Van Kampen funds will realize gains or losses as a result of these sales. If these sales result in any of the Van Kampen funds having net capital gains, these amounts will be distributed to shareholders immediately prior to the merger.
While we believe shareholders may experience a taxable event, we believe they won’t experience material adverse tax consequences from the Retirement Strategy Funds’ mergers— and we expect to receive a tax opinion to this effect. Furthermore, many shareholders who hold the Retirement Strategy Funds within qualified retirement plans will not experience any tax consequences. Additionally, we believe none of the Van Kampen funds have tax attributes that will be lost as a result of the transaction (for example: capital loss carryforwards). Shareholders are encouraged to consult their tax advisors regarding their individual situations.
An important note about target-date funds: A target-date fund, as you know, is a fund that identifies a specific time at which investors are expected to begin making withdrawals, whether today or in the years to come (e.g., in 2020, 2030). Keep in mind, the principal value of the fund is not guaranteed at any time, including at the target date.
Van Kampen Money Market Funds
Shareholders of Van Kampen’s Money Market Fund and Tax Free Money Fund are being asked to consider a plan to merge the funds into the AIM Money Market Fund and AIM Tax-Exempt Cash Fund, respectively. Please see the list of commonly asked questions below for more information.
1. Why are the Van Kampen Money Market Fund and Tax Free Money Fund merging into the AIM Money Market Fund and the AIM Tax-Exempt Cash Fund, respectively?
In preparation for the combination of the Van Kampen, Morgan Stanley retail asset management and Invesco businesses, the firms have conducted a thorough review of the current product line-ups. In evaluating the product line, Van Kampen management recommended to the Boards that these funds should merge with the corresponding Invesco Funds.
2. If the merger is approved, who will manage the funds after the merger?
The funds will be managed by Invesco Advisers, Inc., a subsidiary of Invesco.
3. What is the team’s investment philosophy/approach to managing the funds?
The AIM Money Market Fund and AIM Tax-Exempt Cash Fund each seek to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Each fund invests in accordance with industry standard requirements for money market funds for the quality, maturity and diversification of investments and limits investments to those that are First Tier Securities at the time of acquisition. In selecting securities for the fund’s portfolio, the portfolio managers focus on securities that offer safety, liquidity and a competitive yield which, in the case of AIM Tax-Exempt Cash Fund, is exempt from federal income taxes. For more information about the funds and the management teams, please refer to the AIM Money Market Fund and the AIM Tax-Exempt Cash Fund prospectuses or visit www.invescoaim.com today. You may also find additional information in your proxy materials.
4. If the mergers of these money market funds are approved, are there any tax implications for shareholders?
The merger of assets is intended to qualify as a “reorganization” under applicable tax law. Therefore, we anticipate shareholders of record on the merger date will not incur a tax liability as a result of the transaction. Shareholders are encouraged to consult their tax advisors regarding their individual situations.
An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of an investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the fund.

5

Risk Considerations: There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in these funds. Please be aware that these funds may be subject to certain additional risks. See prospectus for details.
Van Kampen Funds Inc. is the distributor for the Van Kampen funds and the Van Kampen Life Investment Trust. Morgan Stanley Distributors Inc. is the distributor for the Morgan Stanley Investment Advisor Funds, Morgan Stanley and Select Dimensions Investment Series and Morgan Stanley Variable Investment Series are distributed by Morgan Stanley Distributors Inc. Morgan Stanley Distribution, Inc. is the distributor for Morgan Stanley Institutional Funds Inc., Morgan Stanley Institutional Fund Trust and Universal Institutional Funds Inc. Invesco Aim Distributors, Inc. is Invesco Ltd.’s U.S. distributor for retail mutual funds, exchange-traded funds and institutional money market funds.
Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. The prospectus and, if available, the summary prospectus contain this and other information about the fund. To obtain a prospectus or a summary prospectus, contact your financial advisor or download one at vankampen.com for the Van Kampen funds, or morganstanley.com/im and invescoaim.com for the Invesco funds. Please read the prospectus and/or summary prospectus carefully before investing.
IU10-01031P-N02/10
6229655_A

Morgan Stanley Investment Management

PLEASE VOTE NOW
VOTING HELPS TO LOWER OVERALL PROXY COSTS AND ELIMINATES PHONE CALLS
Dear Shareholder:
Van Kampen recently mailed you proxy materials relating to a proposal to be voted on at a Special Meeting of shareholders of the Van Kampen Funds scheduled for May 11, 2010. To date, the proxy tabulator has not received your vote.
You are being asked to approve the transitioning of the Van Kampen (“VK”) Funds of which you own shares to a new fund family. Specifically, as a shareholder of one or more VK Funds identified in the Notice of Joint Special Meeting of Shareholders previously mailed to you, you are being asked to consider and approve an Agreement and Plan of Reorganization under which the assets and liabilities of your VK Fund will be transferred to a new fund on the Invesco mutual fund platform with substantially the same investment objectives, principal investment strategies and risks as the corresponding VK Fund.
The Board of Directors/Trustees of each of the VK Funds has unanimously approved and recommends that you vote “FOR” the proposal.
Please vote using one of the following four options:
1.	CALL TOLL-FREE 1-800-708-7958

Call toll free 1-800-708-7958 to vote with a live proxy services representative. Please call Monday through Friday 9:00 AM to 11:00 PM (ET), and Saturday from 12:00 Noon to 6:00 PM (ET). The estimated call duration is less than 2 minutes.

2.	VOTE ONLINE

Refer to your proxy cards for the control number and security code. Please enter the website www.proxy-direct.com and follow the instructions.

3.	VOTE BY TOUCH-TONE TELEPHONE

The toll free number is 1-800-337-3503. Please have your proxy card in hand to access your control number and security code. Please call the number and follow the instructions.

4.	VOTE BY MAIL

Mark your vote, sign and date the enclosed proxy card(s) and return in the enclosed postage paid envelope.
You may receive multiple proxy kits in separate envelopes or several cards within one envelope. It is important that you record a separate vote for each proxy card received.
If you have any questions about the proposals, you may contact Van Kampen Client Relations toll free at 1-800-231-2808. Thank you for voting.
Venus VK – R1 PFS Reg

PLEASE VOTE NOW
VOTING HELPS TO LOWER OVERALL PROXY COSTS AND ELIMINATES PHONE CALLS
Dear Shareholder:
We recently mailed you proxy materials relating to a proposal to be voted on at a Special Meeting of shareholders of the Van Kampen Funds scheduled for May 11, 2010. To date, our records indicate we have not received your vote.
You are being asked to approve the transitioning of the Van Kampen (“VK”) Funds of which you own shares to a new fund family. Specifically, as a shareholder of one or more VK Funds identified in the Notice of Joint Special Meeting of Shareholders previously mailed to you, you are being asked to consider and approve an Agreement and Plan of Reorganization under which the assets and liabilities of your VK Fund will be transferred to a new fund on the Invesco mutual fund platform with substantially the same investment objectives, principal investment strategies and risks as the corresponding VK Fund.
The Board of Directors/Trustees of each of the VK Funds has unanimously approved and recommends that you vote “FOR” the proposal.
Please vote using one of the following four options:
1.	CALL TOLL-FREE 1-800-708-7958

Call toll free 1-800-708-7958 to vote with a live proxy services representative. Please call Monday through Friday 9:00 AM to 11:00 PM (ET), and Saturday from 12:00 Noon to 6:00 PM (ET). The estimated call duration is less than 2 minutes.

2.	VOTE ONLINE

Refer to your proxy cards for the control number and security code. Please enter the website www.proxyvote.com and follow the instructions.

3.	VOTE BY TOUCH-TONE TELEPHONE

The toll free number appears on your voting instruction form. Please have your voting instruction form in hand to access your control number (located in the box). Please call the number and follow the instructions.

4.	VOTE BY MAIL

Mark your vote, sign and date the enclosed voting instruction form and return in the enclosed postage paid envelope.
You may receive multiple proxy kits in separate envelopes or several cards within one envelope. It is important that you record a separate vote for each proxy card received.
If you have any questions about the proposals, you may contact Van Kampen Client Relations toll free at 1-800-231-2808. Thank you for voting.
Venus R-1 Ben

PLEASE VOTE NOW
VOTING HELPS TO LOWER OVERALL PROXY COSTS AND ELIMINATES PHONE CALLS
Dear Shareholder:
We recently mailed you proxy materials relating to a proposal to be voted on at a Special Meeting of shareholders of the Van Kampen Funds scheduled for May 11, 2010. To date, our records indicate we have not received your vote.
You are being asked to approve the transitioning of the Van Kampen (“VK”) Funds of which you own shares to a new fund family. Specifically, as a shareholder of one or more VK Funds identified in the Notice of Joint Special Meeting of Shareholders previously mailed to you, you are being asked to consider and approve an Agreement and Plan of Reorganization under which the assets and liabilities of your VK Fund will be transferred to a new fund on the Invesco mutual fund platform with substantially the same investment objectives, principal investment strategies and risks as the corresponding VK Fund.
The Board of Directors/Trustees of each of the VK Funds has unanimously approved and recommends that you vote “FOR” the proposal.
Please vote using one of the following four options:
1.	CALL TOLL-FREE 1-800-708-7958

Call toll free 1-800-708-7958 to vote with a live proxy services representative. Please call Monday through Friday 9:00 AM to 11:00 PM (ET), and Saturday from 12:00 Noon to 6:00 PM (ET). The estimated call duration is less than 2 minutes.

2.	VOTE ONLINE

Refer to your proxy cards for the control number and security code. Please enter the website www.proxy-direct.com and follow the instructions.

3.	VOTE BY TOUCH-TONE TELEPHONE

The toll free number is 1-800-337-3503. Please have your proxy card in hand to access your control number and security code. Please call the number and follow the instructions.

4.	VOTE BY MAIL

Mark your vote, sign and date the enclosed proxy card(s) and return in the enclosed postage paid envelope.
You may receive multiple proxy kits in separate envelopes or several cards within one envelope. It is important that you record a separate vote for each proxy card received.
If you have any questions about the proposals, you may contact Van Kampen Client Relations toll free at 1-800-231-2808. Thank you for voting.
Venus VK – R1 Reg